EXHIBIT 99.1


                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

      This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated July 5, 2004.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:  April 28, 2005

                              BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                              By: Barington Companies Investors, LLC,
                                  its general partner

                              By: /s/ James A. Mitarotonda
                                 ---------------------------------------
                              Name:  James A. Mitarotonda
                              Title: Managing Member

                              BARINGTON COMPANIES INVESTORS, LLC

                              By: /s/ James A. Mitarotonda
                                 --------------------------------------
                              Name:  James A. Mitarotonda
                              Title: Managing Member

                              /s/ James A. Mitarotonda
                              ----------------------------------------
                              James A. Mitarotonda

                              BARINGTON COMPANIES OFFSHORE FUND, LTD.
                              (BVI)

                              By: /s/ James A. Mitarotonda
                                 -------------------------------------
                              Name:  James A. Mitarotonda
                              Title: President

                              BARINGTON COMPANIES ADVISORS, LLC

                              By: /s/ James A. Mitarotonda
                                 ------------------------------------
                              Name:  James A. Mitarotonda
                              Title: Managing Member

                              BARINGTON CAPITAL GROUP, L.P.
                              By: LNA Capital Corp., its general partner

                              By: /s/ James A. Mitarotonda
                                 ------------------------------------
                              Name:  James A. Mitarotonda
                              Title: President and CEO

                              LNA CAPITAL CORP.

                              By: /s/ James A. Mitarotonda
                                 -----------------------------------
                              Name:  James A. Mitarotonda
                              Title: President and CEO

                              PARCHE, LLC
                              By: Admiral Advisors, LLC, its managing member

                              By: /s/ Jeffrey M. Solomon
                                 -----------------------------------
                              Name:  Jeffrey M. Solomon
                              Title: Authorized Signatory

                              STARBOARD VALUE & OPPORTUNITY FUND, LLC
                              By: Admiral Advisors, LLC, its managing member

                              By: /s/ Jeffrey M. Solomon
                                 ----------------------------------
                              Name:  Jeffrey M. Solomon
                              Title: Authorized Signatory

                              ADMIRAL ADVISORS, LLC
                              By: Ramius Capital Group, LLC its sole member

                              By: /s/ Jeffrey M. Solomon
                                 ---------------------------------
                              Name:  Jeffrey M. Solomon
                              Title: Authorized Signatory

                              RAMIUS CAPITAL GROUP, LLC
                              By: C4S & Co., LLC, its Managing Member

                              By: /s/ Jeffrey M. Solomon
                                 ---------------------------------
                              Name:  Jeffrey M. Solomon
                              Title: Managing Member

                              C4S & CO., LLC

                              By: /s/ Jeffrey M. Solomon
                                 ---------------------------------
                              Name:  Jeffrey M. Solomon
                              Title: Managing Member

                              /s/ Jeffrey M. Solomon
                              ------------------------------------
                              Jeffrey M. Solomon, as Attorney-in-Fact for
                              Peter A. Cohen

                              /s/ Jeffrey M. Solomon
                              -------------------------------------
                              Jeffrey M. Solomon, as Attorney-in-Fact for
                              Morgan B. Stark

                              /s/ Jeffrey M. Solomon
                              -------------------------------------
                              Jeffrey M. Solomon

                              /s/ Jeffrey M. Solomon
                              -------------------------------------
                              Jeffrey M. Solomon, as Attorney-in-Fact for
                              Thomas W. Strauss

                              MILLENCO, L.P.
                              By: Millennium Management, L.L.C., its general
                                  partner

                              By: /s/ Terry Feeney
                                 -----------------------------------
                              Name:  Terry Feeney
                              Title: Chief Operating Officer

                              MILLENNIUM MANAGEMENT, L.L.C.

                              By: /s/ Terry Feeney
                                 ----------------------------------
                              Name:  Terry Feeney
                              Title: Chief Operating Officer

                              /s/ Israel A. Englander
                              -------------------------------------
                              Israel A. Englander

                              RJG CAPITAL PARTNERS, L.P.

                              By: RJG Capital Management, LLC, its general
                                  partner

                              By: /s/ Ronald J. Gross
                                 -----------------------------------
                              Name:  Ronald J. Gross
                              Title: Managing Member

                              RJG CAPITAL MANAGEMENT, LLC


                              By: /s/ Ronald J. Gross
                                 ----------------------------------
                              Name:  Ronald J. Gross
                              Title: Managing Member


                              /s/ Ronald J. Gross
                              ------------------------------------
                              Ronald J. Gross